1290 FUNDS®

1290 High Yield Bond Fund

1290 SmartBeta Equity Fund

SUPPLEMENT DATED AUGUST 5, 2025 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2025

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2025 of 1290 Funds (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the control person of AXA Investment Managers US Inc. (“AXA IM”), a sub-adviser to the 1290 High Yield Bond Fund and the 1290 SmartBeta Equity Fund.

Effective on July 1, 2025, AXA IM, an indirect wholly-owned subsidiary of AXA Investment Managers, S.A., which was a wholly-owned subsidiary of the AXA Group, was acquired by BNP Paribas Cardif S.A. As a result of this change, the section of the Funds’ Prospectus entitled “Management of the Funds — The Sub-Advisers — AXA Investment Managers US Inc.” is hereby deleted in its entirety and replaced with the following information:

AXA Investment Managers US Inc. (“AXA IM”), 400 Atlantic Street, Suite 1000, Stamford, Connecticut 06901, serves as the Sub-Adviser to the 1290 SmartBeta Equity Fund and the 1290 High Yield Bond Fund. AXA IM is a wholly-owned subsidiary of BNP Paribas Cardif S.A. As of June 30, 2025, AXA IM had approximately $93.5 billion in assets under management.

The table in the section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is hereby amended as follows:

Fund	Name and Control Persons of the Sub-Adviser
1290 High Yield Bond Fund	AXA IM is a wholly-owned subsidiary of BNP Paribas Cardif S.A.
1290 SmartBeta Equity Fund	AXA IM is a wholly-owned subsidiary of BNP Paribas Cardif S.A.